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                                                                 EXHIBIT 10.6(b)



                               AMENDMENT TO LEASE


         THIS AMENDMENT TO LEASE (this "Amendment") is made as of the 31st day of October, 2000 between SPOKANE TEACHERS CREDIT UNION ("Landlord"), and SPECTRUM INTEGRATED SERVICES, INC., D/B/A SOFTWARE SPECTRUM, a Texas corporation ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant entered into that certain Lease (the "Original Lease"), dated March 10, 2000, for the lease of certain premises located at: (i) 1620 North Signal Drive, Liberty Lake, Washington; and (ii) 22721 East Mission, Liberty Lake, Washington; and

         WHEREAS, Landlord and Tenant desire to amend the Original Lease, as is set forth in this Amendment;

         NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant do hereby amend the Original Lease as follows:

1. All defined terms used and not otherwise defined herein shall have the meaning set forth in the Original Lease.

2. Section 1.6 of the Original Lease is hereby deleted in its entirety and replaced with the following:

         1.6 PREMISES

                  "Premises" shall mean approximately 67,226 rentable square feet in Building 1 and 2, as outlined on the floor plan attached hereto as EXHIBIT B-2.

3. Section 1.9 of the Original Lease is hereby deleted in its entirety and replaced with the following:

         1.9 TENANT'S PERCENTAGE OF THE COMPLEX

                  "Tenant's Percentage of the Complex" shall mean fifty-seven and eight-tenths percent (57.8%), calculated on the basis of a total 67,226 rentable square feet in the Premises and a total of 116,364 rentable square feet in the Buildings at the time of this Amendment. It is understood and agreed by the parties that Tenant's Percentage of the Complex shall be recomputed accordingly in the event the total rentable square feet leased by Tenant increases or decreases, or in the event the total rentable square feet in the Buildings increases or decreases.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:                  SPOKANE TEACHERS CREDIT UNION

                           By: /s/ Jack Cady
                               -------------------------------------------------
                                          (signature)

                                            Jack Cady
                               -------------------------------------------------
                                          (printed name)

                           Title: Facilities Manager
                                  ----------------------------------------------

TENANT:                    SPECTRUM INTEGRATED SERVICES, INC.,
                           D/B/A SOFTWARE SPECTRUM

                           By: /s/  Robert D. Graham
                               -------------------------------------------------
                                          (signature)

                               Robert D. Graham
                               Vice President

STATE OF WASHINGTON )
                    )          ss
County of Spokane   )

         On this 2nd day of November, 2000, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Jack Cady to me known to be the person who signed as of SPOKANE TEACHERS CREDIT UNION, the entity that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said entity for the uses and purpose therein mentioned, and on oath that he was duly elected, qualified and acting as said officer of said entity, that he was authorized to execute said instrument and that the seal affixed, if any, is the seal of said entity.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                      /s/ Sheri L. Myers
                                      ------------------------------------------

                                      Notary Public in and for the State of
                                      Washington, residing at Spokane
                                      My Commission expires: Sept. 15, 04



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STATE OF TEXAS    )
                  )        ss
County of Dallas  )

         On this 31st day of November, 2000, before me, the undersigned, a Notary Public in and for the State of Texas, duly commissioned and sworn, personally appeared Robert D. Graham to me known to be the person who signed as Vice President of SPECTRUM INTEGRATED SERVICES, INC., D/B/A SOFTWARE SPECTRUM, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purpose therein mentioned, and on oath that he was duly elected, qualified and acting as said officer of said entity, that he was authorized to execute said instrument and that the seal affixed, if any, is the seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                       /s/ Lisa D. Castle
                                       -----------------------------------------
                                       Notary Public in and for the State of
                                       Texas, residing at Dallas County
                                       My Commission expires: 6-30-2001




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